Exhibit 3.3

CERTIFICATE OF INCORPORATION

OF

NEXSTAR FINANCE, INC.

ARTICLE ONE

The name of the corporation is Nexstar Finance, Inc. (hereinafter called the “Corporation”).

ARTICLE TWO

The address of the Corporation’s registered office in the state of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE THREE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE FOUR

The total number of shares which the Corporation shall have the authority to issue is one thousand (1,000) shares, all of which shall be shares of Common Stock, with a par value of $0.01 (one cent) per share.

ARTICLE FIVE

The name and mailing address of the incorporator is as follows:

Name	Address

Henry Rosas	c/o Kirkland & Ellis
153 East 53rd Street
39th Floor
New York, NY 10022

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/05/2000
001607354 – 3325197

ARTICLE SIX

The directors shall have the power to adopt, amend or repeal By-Laws, except as may be otherwise be provided in the By-Laws.

ARTICLE SEVEN

The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

ARTICLE EIGHT

Section 1. Nature of Indemnity. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he (or a person of whom he is the legal representative), is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, fiduciary or agent or in any other capacity while serving as a director, officer, employee, fiduciary or agent, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorneys’ fees actually and reasonably incurred by such person in connection with such proceeding and such indemnification shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article Eight, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article Eight shall be a contract right and, subject to Sections 2 and 5 of this Article Eight, shall include the right to payment by the Corporation of the expenses incurred in defending any such proceeding in advance of its final disposition. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

Section 2. Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 1 of this Article Eight or advance of expenses under Section 5 of this Article Eight shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article Eight is required, and the Corporation fails to respond within sixty days to a written request for indemnity,

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the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article Eight shall be enforceable by the director or officer in any court of competent jurisdiction. Such person’s costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 3. Nonexclusivity of Article Eight. The rights to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article Eight shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

Section 4. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article Eight.

Section 5. Expenses. Expenses incurred by any person described in Section 1 of this Article Eight in defending a proceeding shall be paid by the Corporation in advance of such proceeding’s final disposition unless otherwise determined by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

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Section 6. Employees and Agents. Persons who are not covered by the foregoing provisions of this Article Eight and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

Section 7. Contract Rights. The provisions of this Article Eight shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article Eight and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article Eight or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

Section 8. Merger or Consolidation. For purposes of this Article Eight, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article Eight with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

ARTICLE NINE

The Corporation reserves the right to amend or repeal any provisions contained in this Certificate of Incorporation from time to time and at any time in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred upon stockholders and directors are granted subject to such reservation.

I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation in pursuance of the General Corporation Law of the State of Delaware, do make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 30th day of November, 2000.

/s/ Henry Rosas
Henry Rosas
Sole Incorporator

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NEXSTAR FINANCE, L.L.C.

200 Abington Executive Park, Suite 201

Clarks Summit, PA 18411

December 1, 2000

To the Delaware Secretary of State:

Nexstar Finance, L.L.C. hereby consents to the use of its name by Nexstar Finance, Inc.

Very truly yours,

NEXSTAR FINANCE, L.L.C.

/s/ Shirley Green
Shirley Green, Authorized Person

State of Delaware Secretary of State
Division of Corporations
Delivered 12:47 PM 11/26/2003
FILED 12:47 PM 11/26/2003
SRV 030762708 – 3325197 FILE

CERTIFICATE OF MERGER

OF

NEXSTAR FINANCE, L.L.C.

INTO

NEXSTAR FINANCE, INC.

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation and limited liability company have executed this Certificate of Merger:

FIRST; The name of the surviving corporation is Nexstar Finance, Inc., a Delaware corporation (the “Surviving Corporation”) and the name of the limited liability company to be merged into the Surviving Corporation is Nexstar Finance, L.L.C.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by the Surviving Corporation and the merging limited liability company.

THIRD: The name of the Surviving Corporation is: Nexstar Finance, Inc.

FOURTH: The Agreement of Merger between the Surviving Corporation and the merging limited liability company provides that the merger herein certified shall become effective on November 28, 2003.

FIFTH: The Agreement of Merger is on file at: 909 Lake Carolyn Parkway, Suite 1450, Irving, Texas 75039, the place of business of the Surviving Corporation.

SIXTH: A copy of the Agreement of Merger will be furnished by the Surviving Corporation on request, without cost, to any stockholders of any constituent corporation or member of any constituent limited liability company.

SEVENTH: The Certificate of Incorporation of the Surviving Corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, said Surviving Corporation and merging limited liability company have caused this Certificate of Merger to be executed as of this 26th day of November, 2003.

Nexstar Finance, Inc.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

Nexstar Finance, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:47 PM 11/26/2003
FILED 12:48 PM 11/26/2003
SRV 030762712 – 3325197 FILE

CERTIFICATE OF MERGER

MERGING

ENTERTAINMENT REALTY CORPORATION

(a Pennsylvania corporation)

INTO

NEXSTAR FINANCE, INC.

(a Delaware corporation)

In accordance with Section 252 of the General Corporation Law of the State of Delaware

It is hereby certified that:

FIRST: The name and the state of incorporation of each of the constituent corporations of the merger (the “Merger”) herein certified are as follows:

Name	State of Incorporation
Entertainment Realty Corporation	Pennsylvania
Nexstar Finance, Inc.	Delaware

SECOND: A Plan of Merger between the parties to the Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware, to wit, by Entertainment Realty Corporation in accordance with the laws of the Commonwealth of Pennsylvania and by Nexstar Finance, Inc. in the same manner as is provided in Section 251 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the Merger is Nexstar Finance, Inc. (the “Surviving Corporation”), which will continue its existence as said Surviving Corporation under its present name upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

FOURTH: The Certificate of Incorporation of the Surviving Corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of the Surviving Corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

FIFTH: The executed Plan of Merger is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is: 909 Lake Carolyn Parkway, Suite 1450, Irving, Texas 75039.

SIXTH: A copy of the Plan of Merger will be furnished by the Surviving Corporation, on request and without cost to any stockholder of the Surviving Corporation or Entertainment Realty Corporation.

SEVENTH: The authorized capital stock of Entertainment Realty Corporation consists of 3,200 shares of Common Stock, par value $5.00 per share.

EIGHTH: The Plan of Merger between the aforesaid constituent corporations provides that the Merger herein certified shall become effective on November 28, 2003.

*    *    *    *    *

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IN WITNESS WHEREOF, the undersigned have executed this Certificate of Merger as of the 26th day of November, 2003.

ENTERTAINMENT REALTY CORPORATION

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR FINANCE, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:51 AM 12/30/2003
FILED 08:51 AM 12/30/2003
SRV 030841348 – 3325197 FILE

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF INCORPORATION

OF

NEXSTAR FINANCE, INC.

Under Section 242 of the Delaware Corporation Law

Pursuant to Section 242 of the Delaware Corporation Law of the State of Delaware, the undersigned, being the Executive Vice President of Nexstar Finance, Inc., a Delaware corporation (the “Corporation”) does hereby certify the following:

FIRST: The name of the Corporation is: Nexstar Finance, Inc.

SECOND: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 5, 2000.

THIRD: The Certificate of Incorporation of the Corporation is hereby amended to effect a change in Article One thereof, relating to the name of the Corporation, accordingly Article One of the Certificate of Incorporation shall be amended to read in its entirety as follows:

“ARTICLE ONE

The name of the corporation is Nexstar Broadcasting, Inc. (hereinafter called the “Corporation”).”

FOURTH: The amendment to the Certificate of Incorporation of the Corporation effected hereby was approved by the Board of Directors of the Corporation and by written consent of the sole stockholder of the Corporation.

IN WITNESS WHEREOF, the undersigned affirms as true the foregoing under penalties of perjury, and has executed this Certificate this 30th day of December, 2003.

NEXSTAR FINANCE, INC.

By:	/s/ G. Robert Thompson
Name:	G. Robert Thompson
Title:	Executive Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:08 AM 12/30/2003
FILED 10:08 AM 12/30/2003
SRV 030841747 – 3325197 FILE

CERTIFICATE OF MERGER

MERGING

QUORUM BROADCASTING COMPANY, INC.

QUORUM OF AMARILLO, INC.

QUORUM OF FORT WAYNE, INC.

QUORUM OF MARYLAND, INC.

QUORUM OF MONTANA, INC.

QUORUM OF MISSOURI, INC.

QUORUM BROADCASTING OF MISSOURI, LLC

QUORUM OF TEXAS, INC.

AND

QUORUM BROADCASTING OF TEXAS, LLC

INTO

NEXSTAR BROADCASTING, INC.

In accordance with Section 264 of the General Corporation Law of the State of Delaware

It is hereby certified as of the 30th day of December, 2003, that:

FIRST: The name and the state of organization of each of the constituent entities (the “Constituent Entities”) party to the merger (the “Merger”) herein are as follows:

Name of Constituent Entity	State of Organization

Quorum Broadcasting Company, Inc.	Delaware

Quorum of Amarillo, Inc.	Delaware

Quorum of Fort Wayne, Inc.	Delaware

Quorum of Maryland, Inc.	Delaware

Quorum of Montana, Inc.	Delaware

Name of Constituent Entity	State of Organization

Quorum of Missouri, Inc.	Delaware

Quorum Broadcasting of Missouri, LLC	Delaware

Quorum of Texas, Inc.	Delaware

Quorum Broadcasting of Texas, LLC	Delaware

Nexstar Broadcasting, Inc.	Delaware

SECOND: An Agreement of Merger among the Constituent Entities as parties to the Merger has been approved, adopted, certified, executed and acknowledged by each of the aforesaid Constituent Entities in accordance with the provisions of subsection (c) of Section 264 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the Merger is Nexstar Broadcasting, Inc. (the “Surviving Corporation”), which will continue its existence as said Surviving Corporation under its present name upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

FOURTH: The Certificate of Incorporation of the Surviving Corporation, as currently in full force and effect, shall continue to be the Certificate of Incorporation of the Surviving Corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

FIFTH: The executed Agreement of Merger is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is as follows: 909 Lake Carolyn Parkway, Suite 1450, Irving, Texas 75039.

SIXTH: A copy of the Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost to any stockholder or member of each of the aforesaid Constituent Entities.

SEVENTH: The Agreement of Merger between the aforesaid Constituent Entities provides that the Merger herein certified shall become effective at 11:00 a.m. Eastern Standard Time on December 30, 2003.

*    *    *    *    *

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IN WITNESS WHEREOF, the undersigned have executed this Certificate of Merger as of the date first set forth above.

QUORUM BROADCASTING COMPANY, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF AMARILLO, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF FORT WAYNE, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF MARYLAND, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF MONTANA, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF MISSOURI, INC.

By:	/S/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM BROADCASTING OF MISSOURI, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF TEXAS, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM BROADCASTING OF TEXAS, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:08 AM 12/30/2003
FILED 10:08 AM 12/30/2003
SRV 030841759 – 3325197 FILE

CERTIFICATE OF MERGER

MERGING

NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C

NEXSTAR BROADCASTING OF JOPLIN, L.L.C.

NEXSTAR BROADCASTING OF ERIE, L.L.C.

NEXSTAR BROADCASTING OF BEAUMONT/PORT ARTHUR, L.L.C.

NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.

NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.

NEXSTAR BROADCASTING OF ABILENE, L.L.C.

NEXSTAR BROADCASTING OF THE MIDWEST, INC.

NEXSTAR MANAGEMENT, INC.

NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.

NEXSTAR BROADCASTING OF PEORIA, L.L.C.

NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.

NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.

NEXSTAR BROADCASTING OF NORTHWEST ARKANSAS, L.L.C.

QUORUM OF MISSOURI LICENSE, LLC

QUORUM OF LOUISIANA LICENSE, LLC

QUORUM OF INDIANA LICENSE, LLC

QUORUM OF UTICA LICENSE, LLC

QUORUM OF ROCKFORD LICENSE, LLC

QUORUM OF TEXAS LICENSE, LLC

QUORUM OF AMARILLO LICENSE, LLC

QUORUM BROADCASTING OF AMARILLO, LLC

QUORUM OF FORT WAYNE LICENSE, LLC

QUORUM BROADCASTING OF FORT WAYNE, LLC

QUORUM OF MARYLAND LICENSE, LLC

QUORUM BROADCASTING OF MARYLAND, LLC

QUORUM OF MONTANA LICENSE, LLC

AND

QUORUM BROADCASTING OF MONTANA, LLC

INTO

NEXSTAR BROADCASTING, INC.

In accordance with Section 264 of the General Corporation Law of the State of Delaware

It is hereby certified as of the 30th day of December, 2003, that:

FIRST: The name and the state of organization of each of the constituent entities (the “Constituent Entities”) party to the merger (the “Merger”) herein are as follows:

Name of Constituent Entity	State of Organization

Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C	Delaware

Name of Constituent Entity	State of Organization

Nexstar Broadcasting of Joplin, L.L.C.	Delaware

Nexstar Broadcasting of Erie, L.L.C.	Delaware

Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.	Delaware

Nexstar Broadcasting of Wichita Falls, L.L.C.	Delaware

Nexstar Broadcasting of Rochester, L.L.C.	Delaware

Nexstar Broadcasting of Abilene, L.L.C.	Delaware

Nexstar Broadcasting of the Midwest, Inc.	Delaware

Nexstar Management, Inc.	Delaware

Nexstar Broadcasting of Champaign, L.L.C.	Delaware

Nexstar Broadcasting of Peoria, L.L.C.	Delaware

Nexstar Broadcasting of Midland-Odessa, L.L.C.	Delaware

Nexstar Broadcasting of Louisiana, L.L.C.	Delaware

Nexstar Broadcasting of Northwest Arkansas, L.L.C.	Delaware

Quorum of Missouri License, LLC	Delaware

Quorum of Louisiana License, LLC	Delaware

Quorum of Indiana License, LLC	Delaware

Quorum of Utica License, LLC	Delaware

Quorum of Rockford License, LLC	Delaware

Quorum of Texas License, LLC	Delaware

Quorum of Amarillo License, LLC	Delaware

Quorum Broadcasting of Amarillo, LLC	Delaware

Quorum of Fort Wayne License, LLC	Delaware

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Name of Constituent Entity	State of Organization

Quorum Broadcasting of Fort Wayne, LLC	Delaware

Quorum of Maryland License, LLC	Delaware

Quorum Broadcasting of Maryland, LLC	Delaware

Quorum of Montana License, LLC	Delaware

Quorum Broadcasting of Montana, LLC	Delaware

Nexstar Broadcasting, Inc.	Delaware

SECOND: An Agreement of Merger among the Constituent Entities as parties to the Merger has been approved, adopted, certified, executed and acknowledged by each of the aforesaid Constituent Entities in accordance with the provisions of subsection (c) of Section 264 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the Merger is Nexstar Broadcasting, Inc. (the “Surviving Corporation”), which will continue its existence as said Surviving Corporation under the name Nexstar Broadcasting, Inc. upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

FOURTH: The Certificate of Incorporation of the Surviving Corporation, is to be the Certificate of Incorporation of the Surviving Corporation.

FIFTH: The executed Agreement of Merger is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is as follows: 909 Lake Carolyn Parkway, Suite 1450, Irving, Texas 75039.

SIXTH: A copy of the Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost to any stockholder or member of each of the aforesaid Constituent Entities.

SEVENTH: The Agreement of Merger between the aforesaid Constituent Entities provides that the Merger herein certified shall become effective at 11:30 a.m. Eastern Standard Time on December 30, 2003.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate of Merger as of the date first set forth above.

NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF JOPLIN, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF ERIE, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF BEAUMONT/PORT ARTHUR, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF ABILENE, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF THE MIDWEST, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR MANAGEMENT, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF PEORIA, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING OF NORTHWEST ARKANSAS, L.L.C.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF MISSOURI LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF LOUISIANA LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF INDIANA LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF UTICA LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF ROCKFORD LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF TEXAS LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF AMARILLO LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM BROADCASTING OF AMARILLO, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF FORT WAYNE LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM BROADCASTING OF FORT WAYNE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF MARYLAND LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM BROADCASTING OF MARYLAND, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM OF MONTANA LICENSE, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

QUORUM BROADCASTING OF MONTANA, LLC

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING, INC.

By:	/S/ Shirley Green
Name:	Shirley Green
Title:	Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:46 PM 01/23/2004
FILED 01:26 PM 01/23/2004
SRV 040050104 – 3325197 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

KARK-TV, INC.

(an Arkansas corporation)

INTO

NEXSTAR BROADCASTING, INC.

(a Delaware corporation)

In accordance with Section 253 of the General Corporation Law of the State of Delaware

It is hereby certified, as of the 13th day of January, 2004, that:

FIRST: Nexstar Broadcasting, Inc. (the “Corporation”) is a business corporation of the State of Delaware.

SECOND: The Corporation is the owner of all of the outstanding shares of stock of KARK-TV, Inc., which is a business corporation of the State of Arkansas.

THIRD: The laws of the jurisdiction of organization of KARK-TV, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

FOURTH: The Corporation hereby merges KARK-TV, Inc. into the Corporation.

FIFTH: The following is a copy of the resolutions adopted on January 13, 2004, by the Board of Directors of the Corporation to merge KARK-TV, Inc. into the Corporation:

RESOLVED, that KARK-TV, Inc. be merged into the Corporation, and that all of the estate, property, rights, privileges, powers, and franchises of KARK-TV, Inc. be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by KARK-TV, Inc. in its name.

RESOLVED, that the Corporation assume all of the obligations of KARK-TV, Inc.

RESOLVED, that the Corporation shall cause to be executed and filed and/or recorded the documents prescribed by the laws of the State of Delaware, by the laws of the State of Arkansas, and by the laws of any other appropriate jurisdiction and will cause to be performed all necessary acts within the jurisdiction of organization of KARK-TV, Inc. and of the Corporation and in any other appropriate jurisdiction.

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IN WITNESS WHEREOF, the undersigned have executed this Certificate of Ownership and Merger as of the date first set forth above.

KARK-TV, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

NEXSTAR BROADCASTING, INC.

By:	/s/ Shirley Green
Name:	Shirley Green
Title:	Secretary

State of Delaware Secretary of State
Division of Corporations
Delivered 06:39 PM 01/04/2007
FILED 06:26 PM 01/04/2007
SRV 070012719 - 3325197 FILE

CERTIFICATE OF MERGER

MERGING

TELEVISION STATION GROUP PENNSYLVANIA, LLC

AND

TELEVISION STATION GROUP PENNSYLVANIA LICENSE SUBSIDIARY, LLC

INTO

NEXSTAR BROADCASTING, INC.

In accordance with Section 264 of the General Corporation Law of the State of Delaware

It is hereby certified that:

FIRST: The name and the state of organization of each of the constituent entities (the “Constituent Entities”) party to the merger (the “Merger”) herein are as follows:

Name of Constituent Entity	State of Organization

Television Station Group Pennsylvania, LLC.	Delaware

Television Station Group Pennsylvania License Subsidiary, LLC	Delaware

Nexstar Broadcasting, Inc.	Delaware

SECOND: An Agreement of Merger among the Constituent Entities as parties to the Merger has been approved, adopted, certified, executed and acknowledged by each of the aforesaid Constituent Entities in accordance with the provisions of subsection (c) of Section 264 of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the Merger is Nexstar Broadcasting, Inc. (the “Surviving Corporation”), which will continue its existence as said Surviving Corporation under its present name upon the effective date of the Merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

FOURTH: The Certificate of Incorporation of the Surviving Corporation, as currently in full force and effect, shall continue to be the Certificate of Incorporation of the Surviving Corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

FIFTH: The executed Agreement of Merger is on file at the principal place of business of the Surviving Corporation. The address of the principal place of business of the Surviving Corporation is as follows: 909 Lake Carolyn Parkway, Suite 1450, Irving, Texas 75039.

SIXTH: A copy of the Agreement of Merger will be furnished by the Surviving Corporation, on request and without cost to any stockholder of each of the aforesaid Constituent Entities.

*    *    *    *    *

2

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Merger as of the 3rd day of January, 2007.

NEXSTAR BROADCASTING, INC.

By:	/s/ Matthew E. Devine
Name:	Matthew E. Devine
Title:	Executive Vice President